Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS THIRD-QUARTER FINANCIAL RESULTS

Annualized Return on Average Shareholders’ Equity of 22.0%,

Rolling Twelve-Month Book Value Per Share Grows By 20.1%

HAMILTON, BERMUDA, November 5, 2007—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended September 30, 2007, of $66.8 million, or $1.05 per diluted share, compared to net income of $26.5 million, or $0.42 per diluted share, for the three months ended September 30, 2006. Net operating income, which represents net income excluding after-tax net realized gains and losses on sales of fixed maturities, for the three months ended September 30, 2007, was $68.4 million, or $1.08 per diluted share, compared with net operating income of $26.8 million, or $0.42 per diluted share, for the three months ended September 30, 2006. For the nine months ended September 30, 2007, the Company had net income of $240.9 million, or $3.77 per diluted share, compared to $121.5 million, or $1.91 per diluted share, for the nine months ended September 30, 2006. For the nine months ended September 30, 2007, the Company had net operating income of $243.9 million, or $3.81 per diluted share, compared to $128.8 million, or $2.03 per diluted share, for the nine months ended September 30, 2006.

W. Marston Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “Max continues an excellent year with third-quarter results reflecting significant underwriting income and continued solid investment performance. Our internal review of loss reserves during the third quarter permitted us to release $12.4 million of prior-period reserves. Additionally, we entered an agreement to settle a large block of prior-period reserves on one of our structured product contracts for significantly less than originally estimated. We are very pleased with this quarter’s performance and the depth of earnings opportunities it represents. We look forward to carrying this earnings momentum into the year-end as we continue to build the Company.”

Gross premiums written for the three months ended September 30, 2007, were $223.0 million, of which $160.8 million came from property and casualty underwriting and $62.2 million from life and annuity underwriting, compared to $177.9 million, of which $177.3 million came from property and casualty underwriting and $0.6 million from life and annuity underwriting, for the three months ended September 30, 2006. The lower level of gross premiums written from property and casualty underwriting for the three months ended September 30, 2007, versus the same period in 2006 is consistent with the Company’s 2007 budget. Gross premiums written in the third quarter were boosted by a new life and annuity reinsurance transaction in which the gross premium written was $62.0 million. Net premiums earned for the three months ended September 30, 2007, were $177.6 million compared to $147.1 million for the same period in 2006. Gross premiums written for the nine months ended September 30, 2007, were $678.1 million compared to $717.7 million for the first nine months of 2006. Property and casualty reinsurance, property and casualty insurance, excess and surplus lines insurance, and life and annuity reinsurance accounted for 45.5%, 41.9%, 3.2% and 9.4%, respectively, of gross premiums written for the first nine months of 2007, versus 55.4%, 38.5%, 0.0% and 6.1%, respectively, for the same period in 2006. Net premiums earned for the first nine months of 2007 decreased 10.1% to $455.0 million compared to $506.0 million for the same period in 2006. The decline in net premiums earned in the nine months ended September 30, 2007, versus the same period in 2006 principally reflects the lower volume of gross premium written and the increase in the Company’s use of reinsurance in order to manage its net retained exposure.

Net investment income for the three months ended September 30, 2007, increased to $49.7 million from $38.7 million for the same period in 2006. The increase is principally attributable to a year-over-year increase in cash and fixed maturities balances. Net investment income for the nine months ended September 30, 2007, increased $29.7 million, to $138.9 million, compared to $109.2 million for the same period in 2006. Net gains on alternative investments for the three months ended September 30, 2007, were $14.5 million, for a 1.19% rate of return, versus net losses on alternative investments of $31.0 million, for a negative 2.33% rate of return, for the same period of 2006. For the nine months ended September 30, 2007, alternative investments have returned 12.18% or $136.7 million compared to 1.57% or $18.2 million for the same period in 2006. Invested assets were $5.1 billion as of September 30, 2007, with an allocation of 78.6% to cash and fixed maturities and of 21.4% to alternative investments.

Total revenue for the three months ended September 30, 2007, increased 55.4% to $240.3 million, versus $154.6 million for the same period in 2006. Total revenue for the nine months ended September 30, 2007, increased 16.1% to $728.1 million, compared to $627.0 million for the same period in 2006. The increase in revenue in the three- and nine-month periods ended September 30, 2007, reflects an increase in investment income and net gains on alternative investments partially offset by the decrease in net premiums earned compared to 2006.

Losses and benefits were $121.4 million for the three months ended September 30, 2007, versus $89.2 million for the same period in 2006. Losses and benefits include $62.6 million attributable to a new life and annuity transaction. Excluding the new life and annuity transaction, losses and benefits for the quarter were $58.8 million, with the decrease in losses and benefits for the three months ended September 30, 2007, principally attributable to favorable development of $12.4 million in prior-period reserves and the agreement to settle a large block of prior-period reserves, resulting in a $15.2 million net release of reserves.

Acquisition costs for the three months ended September 30, 2007, were $12.1 million compared to $19.0 million for the same period in 2006. Acquisition costs are principally related to the Company’s property and casualty business. The decrease in this quarter versus the same period in 2006 is principally attributable to the change in mix between reinsurance and insurance net premiums earned, with insurance being a greater proportion of premiums this quarter and having a lower net acquisition cost ratio.

Interest expense for the three months ended September 30, 2007, was $13.7 million versus $(1.7) million for the same period in 2006, with the increase principally attributable to the increased principal amount of bank loans and senior notes outstanding.

General and administrative expenses for the three months ended September 30, 2007, were $27.8 million, versus $21.3 million for the same period in 2006. The increase in general and administrative expenses for the three months ended September 30, 2007, principally reflects operating costs related to the Company’s newly launched U.S.-based excess and surplus lines operations, as well as additional personnel-related costs for the group.

Shareholders’ equity was $1,533.6 million at September 30, 2007. Book value per share at September 30, 2007, was $26.12 versus $24.49 at June 30, 2007, $23.06 at December 31, 2006, and $21.74 at September 30, 2006, for an increase in the rolling twelve-month book value per share of 20.1%. Annualized return on average shareholders’ equity for the nine months ended September 30, 2007, was 22.0%.

During the three months ended September 30, 2007, Max Capital Group Ltd. repurchased 1,546,200 of the Company’s common shares or approximately $40.0 million of such shares outstanding, at an average price of $25.87 per share, under the board-approved share repurchase plan. During the nine months ended September 30, 2007, the Company repurchased 3,056,700 common shares at an average price of $26.05 per common share for a total amount of $79.6 million, including the costs incurred to effect the repurchases. The Company has approximately $60.0 million remaining under its current share repurchase authorization.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including those described on the Company’s Form 10-K and Form 10-Q filed with the SEC, that could cause actual results to differ materially from those suggested by such statements, including the risk that the SEC’s view of the conclusions reached by the Audit and Risk Management Committee of the Company’s Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and 2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 and unaudited financial statements for the periods ended March 31, 2006, and June 30, 2006, may differ, perhaps materially, and result in material changes to information contained in the Company’s past SEC filings, including financial statements and financial information. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

In presenting the Company’s results management has included and discussed net operating income per diluted share and annualized return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allows for a more complete understanding of the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and cash equivalents	$514,697	$441,895
Fixed maturities, available for sale at fair value	3,511,362	3,028,108
Alternative investments, at fair value	1,094,247	1,065,874
Accrued interest income	43,372	38,922
Premiums receivable	423,418	390,889
Losses and benefits recoverable from reinsurers	651,620	538,009
Funds withheld	14,263	15,385
Deferred acquisition costs	50,393	49,064
Prepaid reinsurance premiums	122,102	104,443
Trades pending settlement	49,477	136,563
Other assets	57,287	39,832

Total assets	$6,532,238	$5,848,984

LIABILITIES
Property and casualty losses	$2,506,019	$2,335,109
Life and annuity benefits	964,525	895,560
Deposit liabilities	220,839	204,389
Funds withheld from reinsurers	255,329	254,723
Unearned property and casualty premiums	473,968	436,476
Reinsurance balances payable	107,843	79,506
Accounts payable and accrued expenses	85,346	103,160
Bank loans	285,000	150,000
Senior notes	99,773	—

Total liabilities	4,998,642	4,458,923

SHAREHOLDERS’ EQUITY
Preferred shares (par value $ 1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $ 1.00) 200,000,000 shares authorized; 58,707,527 (2006 - 60,276,560) shares issued and outstanding	58,708	60,277
Additional paid-in capital	873,330	950,862
Unearned stock grant compensation	—	(17,570)
Accumulated other comprehensive loss	(43,625)	(21,688)
Retained earnings	645,183	418,180

Total shareholders’ equity	1,533,596	1,390,061

Total liabilities and shareholders’ equity	$6,532,238	$5,848,984

Book Value Per Share	$26.12	$23.06

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
REVENUES
Gross premiums written	$222,989	$177,854	$678,089	$717,745
Reinsurance premiums ceded	(49,680)	(39,005)	(203,521)	(170,406)

Net premiums written	$173,309	$138,849	$474,568	$547,339

Earned premiums	$239,462	$202,831	$640,651	$658,240
Earned premiums ceded	(61,908)	(55,750)	(185,664)	(152,213)

Net premiums earned	177,554	147,081	454,987	506,027
Net investment income	49,665	38,668	138,851	109,195
Net gains (losses) on alternative investments	14,487	(31,004)	136,686	18,219
Net realized losses on sale of fixed maturities	(1,650)	(288)	(2,975)	(7,249)
Other income	244	167	587	831

Total revenues	240,300	154,624	728,136	627,023

LOSSES AND EXPENSES
Losses and benefits	121,353	89,186	334,869	380,110
Acquisition costs	12,105	18,979	46,763	59,369
Interest expense	13,673	(1,650)	30,108	6,317
General and administrative expenses	27,783	21,301	79,741	58,857

Total losses and expenses	174,914	127,816	491,481	504,653

NET INCOME BEFORE TAXES	65,386	26,808	236,655	122,370
Income tax (benefit) expense	(1,380)	311	(4,244)	868

NET INCOME	66,766	26,497	240,899	121,502
Change in net unrealized depreciation of fixed maturities	33,274	61,110	(24,472)	(20,064)
Foreign currency translation adjustment	1,666	2,371	2,535	3,853

COMPREHENSIVE INCOME	$101,706	$89,978	$218,962	$105,291

Basic earnings per share	$1.12	$0.45	$4.01	$2.05

Diluted earnings per share	$1.05	$0.42	$3.77	$1.91

Diluted net operating earnings per share	$1.08	$0.42	$3.81	$2.03

Weighted average shares outstanding - basic	59,609,354	59,447,853	60,021,083	59,373,409

Weighted average shares outstanding - diluted	63,558,087	63,249,815	63,958,341	63,511,226

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2007	2006
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	60,277	58,829
Issue of shares	1,488	722
Repurchase of shares	(3,057)	(1)

Balance, end of period	58,708	59,550

Additional paid-in capital
Balance, beginning of period	950,862	921,384
Reclassification of unearned stock grant compensation	(26,357)	—
Issue of common shares	19,775	15,106
Stock based compensation expense	5,625	616
Repurchase of shares	(76,575)	(17)

Balance, end of period	873,330	937,089

Loans receivable from common share sales
Balance, beginning of period	—	(465)
Loans repaid	—	465

Balance, end of period	—	—

Unearned stock grant compensation
Balance, beginning of period	(17,570)	(14,574)
Stock grants awarded	(16,481)	(13,052)
Amortization	7,694	9,794
Reclassification of unearned stock grant compensation	26,357	—

Balance, end of period	—	(17,832)

Accumulated other comprehensive loss
Balance, beginning of period	(21,688)	4,981
Holding losses on fixed maturities arising in period	(27,447)	(27,313)
Net realized losses included in net income	2,975	7,249
Currency translation adjustments	2,535	3,853

Balance, end of period	(43,625)	(11,230)

Retained earnings
Balance, beginning of period	418,180	215,565
Net income	240,899	121,502
Dividends paid	(13,896)	(10,098)

Balance, end of period	645,183	326,969

Total shareholders’ equity	$1,533,596	$1,294,546

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2007	2006
OPERATING ACTIVITIES
Net income	$240,899	$121,502
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	13,319	10,410
Amortization of premium on fixed maturities	3,271	5,053
Accretion of deposit liabilities	4,950	(10,474)
Net realized losses on sale of fixed maturities	2,975	7,249
Changes in:
Alternative investments	(28,410)	(51,552)
Accrued interest income	(4,450)	(2,965)
Premiums receivable	(32,529)	(11,712)
Losses and benefits recoverable from reinsurers	(113,611)	(55,780)
Funds withheld	1,122	1,362
Deferred acquisition costs	(1,329)	(8,809)
Prepaid reinsurance premiums	(17,659)	(18,939)
Trades pending settlement	87,086	—
Other assets	(8,780)	(753)
Property and casualty losses	170,910	232,450
Life and annuity benefits	68,965	31,959
Funds withheld from reinsurers	606	(15,621)
Unearned property and casualty premiums	37,492	62,571
Reinsurance balances payable	28,337	(7,222)
Accounts payable and accrued expenses	(17,814)	36,896

Cash from operating activities	435,350	325,625

INVESTING ACTIVITIES
Purchases of fixed maturities	(1,103,483)	(852,365)
Sales of fixed maturities	263,024	425,485
Redemptions of fixed maturities	346,525	128,824
Purchase of Max Specialty	(28,400)	—

Cash used in investing activities	(522,334)	(298,056)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,782	2,776
Repurchase of common shares	(79,632)	(18)
Proceeds from bank loan	135,000	—
Proceeds from issuance of senior notes	99,497	—
Dividends	(13,896)	(10,098)
Additions to deposit liabilities	18,879	25,297
Payment of deposit liabilities	(7,379)	(36,581)
Notes and loans repaid	—	465

Cash provided by (used in) financing activities	157,251	(18,159)

Effect of exchange rate on cash	2,535	3,853
Net increase in cash and cash equivalents	72,802	13,263
Cash and cash equivalents, beginning of period	441,895	314,031

CASH AND CASH EQUIVALENTS, END OF PERIOD	$514,697	$327,294

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $13,084 and $9,096 for the nine months ended September 30, 2007 and 2006, respectively.

Corporate taxes paid totaled $307 and $nil for the nine months ended September 30, 2007 and 2006, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS TO SEPTEMBER 30, 2007 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

Year to Date Segment Information:

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Gross premiums written	$308,765	$284,078	$21,692	$614,535	$63,554	$—	$678,089
Reinsurance premiums ceded	(41,629)	(146,419)	(15,074)	(203,122)	(399)	—	(203,521)

Net premiums written	$267,136	$137,659	$6,618	$411,413	$63,155	$—	$474,568

Earned premiums	$271,578	$299,984	$5,535	$577,097	$63,554	$—	$640,651
Earned premiums ceded	(30,531)	(150,854)	(3,880)	(185,265)	(399)	—	(185,664)

Net premiums earned	241,047	149,130	1,655	391,832	63,155	—	454,987
Net investment income	31,826	12,056	3,856	47,738	22,261	68,852	138,851
Net gains on alternative investments	41,364	10,517	—	51,881	43,313	41,492	136,686
Net realized losses on sales of fixed maturities	—	—	—	—	—	(2,975)	(2,975)
Other income	—	—	—	—	—	587	587

Total revenues	314,237	171,703	5,511	491,451	128,729	107,956	728,136
Losses and benefits	131,484	110,799	946	243,229	91,640	—	334,869
Acquisition costs	47,247	(972)	(96)	46,179	584	—	46,763
Interest expense	8,919	—	—	8,919	4,368	16,821	30,108
General and administrative expenses	20,428	13,409	14,149	47,986	2,126	29,629	79,741

Total losses and expenses	208,078	123,236	14,999	346,313	98,718	46,450	491,481

Net income before taxes	$106,159	$48,467	$(9,488)	$145,138	$30,011	$61,506	$236,655

Loss Ratio (a)	54.5%	74.3%	57.2%	62.1%
Combined Ratio (b)	82.6%	82.6%	n/a	86.1%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS TO SEPTEMBER 30, 2007 (Unaudited)
(Expressed in thousands of United States Dollars, except per Share and share amounts) Quarter Segment Information:
	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Gross premiums written	$68,839	$80,140	$11,820	$160,799	$62,190	$—	$222,989
Reinsurance premiums ceded	(6,463)	(34,891)	(8,200)	(49,554)	(126)	—	(49,680)

Net premiums written	$62,376	$45,249	$3,620	$111,245	$62,064	$—	$173,309

Earned premiums	$74,673	$98,003	$4,596	$177,272	$62,190	$—	$239,462
Earned premiums ceded	(8,672)	(49,896)	(3,214)	(61,782)	(126)	—	(61,908)

Net premiums earned	66,001	48,107	1,382	115,490	62,064	—	177,554
Net investment income	9,994	4,102	2,211	16,307	7,620	25,738	49,665
Net gains on alternative investments	3,903	1,108	—	5,011	4,529	4,947	14,487
Net realized gains on sales of fixed maturities	—	—	—	—	—	(1,650)	(1,650)
Other income	—	—	—	—	—	244	244

Total revenues	79,898	53,317	3,593	136,808	74,213	29,279	240,300
Losses and benefits	16,170	33,817	794	50,781	70,572	—	121,353
Acquisition costs	12,334	(339)	(76)	11,919	186	—	12,105
Interest expense	4,675	—	—	4,675	2,200	6,798	13,673
General and administrative expenses	6,487	4,494	5,970	16,951	697	10,135	27,783

Total losses and expenses	39,666	37,972	6,688	84,326	73,655	16,933	174,914

Net income before taxes	$40,232	$15,345	$(3,095)	$52,482	$558	$12,346	$65,386

Loss Ratio (a)	24.5%	70.3%	57.5%	44.0%
Combined Ratio (b)	53.0%	78.9%	n/a	69.0%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS TO SEPTEMBER 30, 2006 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

Year to Date Segment Information:

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Gross premiums written	$397,481	$276,078	$—	$673,559	$44,186	$—	$717,745
Reinsurance premiums ceded	(33,653)	(136,196)	—	(169,849)	(557)	—	(170,406)

Net premiums written	$363,828	$139,882	$—	$503,710	$43,629	$—	$547,339

Earned premiums	$339,880	$274,174	$—	$614,054	$44,186	$—	$658,240
Earned premiums ceded	(24,471)	(127,185)	—	(151,656)	(557)	—	(152,213)

Net premiums earned	315,409	146,989	—	462,398	43,629	—	506,027
Net investment income	28,723	10,958	—	39,681	21,778	47,736	109,195
Net gains on alternative investments	3,603	1,363	—	4,966	3,559	9,694	18,219
Net realized losses on sales of fixed maturities	—	—	—	—	—	(7,249)	(7,249)
Other income	—	—	—	—	—	831	831

Total revenues	347,735	159,310	—	507,045	68,966	51,012	627,023
Losses and benefits	224,960	83,315	—	308,275	71,835	—	380,110
Acquisition costs	57,360	554	—	57,914	1,455	—	59,369
Interest expense	(6,482)	—	—	(6,482)	3,662	9,137	6,317
General and administrative expenses	16,957	10,767	—	27,724	2,169	28,964	58,857

Total losses and expenses	292,795	94,636	—	387,431	79,121	38,101	504,653

Net income before taxes	$54,940	$64,674	$—	$119,614	$(10,155)	$12,911	$122,370

Loss Ratio (a)	71.3%	56.7%		66.7%
Combined Ratio (b)	94.9%	64.4%		85.2%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS TO SEPTEMBER 30, 2006 (Unaudited)
(Expressed in thousands of United States Dollars, except per Share and share amounts) Quarter Segment Information:
	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Gross premiums written	$98,708	$78,531	$—	$177,239	$615	$—	$177,854
Reinsurance premiums ceded	(6,130)	(32,579)	—	(38,709)	(296)	—	(39,005)

Net premiums written	$92,578	$45,952	$—	$138,530	$319	$—	$138,849

Earned premiums	$107,209	$95,007	$—	$202,216	$615	$—	$202,831
Earned premiums ceded	(9,164)	(46,290)	—	(55,454)	(296)	—	(55,750)

Net premiums earned	98,045	48,717	—	146,762	319	—	147,081
Net investment income	9,514	3,519	—	13,033	7,428	18,207	38,668
Net gains (losses) on alternative investments	(8,672)	(2,089)	—	(10,761)	(10,126)	(10,117)	(31,004)
Net realized gains on sales of fixed maturities	—	—	—	—	—	(288)	(288)
Other income	—	—	—	—	—	167	167

Total revenues	98,887	50,147	—	149,034	(2,379)	7,969	154,624
Losses and benefits	71,735	8,483	—	80,218	8,968	—	89,186
Acquisition costs	17,957	111	—	18,068	911	—	18,979
Interest expense	(7,791)	—	—	(7,791)	2,812	3,329	(1,650)
General and administrative expenses	5,985	3,894	—	9,879	853	10,569	21,301

Total losses and expenses	87,886	12,488	—	100,374	13,544	13,898	127,816

Net income before taxes	$11,001	$37,659	$—	$48,660	$(15,923)	$(5,929)	$26,808

Loss Ratio (a)	73.2%	17.4%		54.7%
Combined Ratio (b)	97.6%	25.6%		73.7%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–NINE MONTHS TO SEPTEMBER 30, 2007 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

Gross Premiums Written by Type of Risk:

	Nine months to September 30, 2007		Nine months to September 30, 2006
	Gross Premiums Written	Percentage of Total Premiums Written	Gross Premiums Written	Percentage of Total Premiums Written
Property & Casualty Reinsurance:
Accident & Health	$—	0.0%	$7,585	1.1%
Aviation	33,314	4.8%	26,141	3.6%
Excess Liability	14,705	2.2%	65,963	9.2%
Medical Malpractice	49,868	7.3%	49,997	7.0%
Other	1,150	0.2%	660	0.1%
Professional Liability	37,082	5.5%	50,223	7.0%
Property	96,709	14.2%	67,759	9.4%
Marine & Energy	33,058	4.9%	28,955	4.0%
Whole Account	12,551	1.9%	41,015	5.7%
Workers’ Compensation	30,328	4.5%	59,183	8.3%

	308,765	45.5%	397,481	55.4%
Property & Casualty Insurance:
Aviation	14,408	2.1%	4,449	0.6%
Excess Liability	106,160	15.7%	121,962	17.0%
Professional Liability	116,624	17.2%	105,821	14.7%
Property	46,886	6.9%	43,846	6.1%

	284,078	41.9%	276,078	38.4%
Excess & Surplus Insurance:
Property	21,692	3.2%	—	0.0%

	21,692	3.2%	—	0.0%

Aggregate Property & Casualty	$614,535	90.6%	$673,559	93.9%

Life & Annuity:
Annuity	$62,010	9.2%	$41,059	5.7%
Health	28	0.0%	—	0.0%
Life	1,516	0.2%	3,127	0.4%

Aggregate Life & Annuity	63,554	9.4%	44,186	6.1%

Aggregate P&C and Life & Annuity	$678,089	100.0%	$717,745	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
Net income	$66,766	$26,497	$240,899	$121,502
Net realized losses on sale of fixed maturities, net of tax	1,650	288	2,975	7,249

Net operating income	$68,416	$26,785	$243,874	$128,751

Net income per diluted share	$1.05	$0.42	$3.77	$1.91
Net realized losses on sale of fixed maturities, net of tax	0.03	—	0.04	0.12

Net operating income per diluted share	$1.08	$0.42	$3.81	$2.03

Weighted average shares outstanding - basic	59,609,354	59,447,853	60,021,083	59,373,409
Weighted average shares outstanding - diluted	63,558,087	63,249,815	63,958,341	63,511,226

Annualized Return on Average Shareholders’ Equity
(Expressed in thousands of United States Dollars)

	Three Months Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
Net income	$66,766	$26,497	$240,899	$121,502
Annualized net income	267,064	105,988	321,199	162,003
Beginning shareholders’ equity	1,472,774	1,203,398	1,390,061	1,185,720
Ending shareholders’ equity	1,533,596	1,294,546	1,533,596	1,294,546

Average shareholders’ equity	1,503,185	1,248,972	1,461,829	1,240,133

Annualized return on average shareholders’ equity	17.8%	8.5%	22.0%	13.1%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–NINE MONTHS TO SEPTEMBER 30, 2007 (Unaudited)

Selected Investment Return Data:

			Periodic Rate of Return
	Fair Value*	Investment Distribution	Last 3 Months	Year to Date	Last 60 months**
Cash and Fixed Maturities	$4,026,059	78.6%	2.18%	3.19%	3.78%

Commodity Trading Advisers	$—	0.0%	0.00%	6.63%	5.88%
Distressed Securities	182,381	3.5%	0.30%	9.93%	21.96%
Diversified Arbitrage	168,462	3.3%	12.30%	20.04%	9.85%
Emerging Markets	96,106	1.9%	1.44%	14.70%	17.82%
Event-Driven Arbitrage	205,950	4.0%	3.71%	25.89%	17.01%
Fixed Income Arbitrage	29,780	0.6%	7.11%	14.95%	8.27%
Global Macro	65,169	1.3%	-1.59%	6.75%	9.40%
Long / Short Credit	78,030	1.5%	-4.74%	2.19%	10.66%
Long / Short Equity	230,640	4.5%	3.23%	16.53%	10.00%
Opportunistic	34,805	0.7%	1.83%	17.19%	19.69%

MDS ****	1,091,323	21.3%	1.18%	12.17%	10.96%
Reinsurance Private Equity	2,924	0.1%	1.90%	17.30%	-1.05%

Alternative Investments	$1,094,247	21.4%	1.19%	12.18%	10.24%

Total Investments	$5,120,306	100.0%	1.92%	7.74%	6.29%

Alternative Investment Return Data ***:

MDS Performance History **** – 60 months ended September 30, 2007

Largest monthly gain	3.02%	Largest monthly loss	(2.04%)
Largest quarterly gain	6.07%	Largest quarterly loss	(2.72%)
Average monthly gain	1.36%	Average monthly loss	(0.88%)
Average quarterly gain	3.55%	Average quarterly loss	(0.89%)
Months with a gain	47	Months with a loss	13
Quarters with a gain	16	Quarters with a loss	4
% of months with a gain	78%	Quarterly standard deviation	2.47%
% of quarters with a gain	80%	Annual standard deviation	4.11%
		Largest drawdown *****	(5.04%)

Monthly performance

	2002	2003	2004	2005	2006	2007
January		1.63%	1.75%	0.16%	2.75%	1.28%
February		1.40%	1.28%	1.69%	0.39%	1.50%
March		(0.18%)	1.18%	(0.61%)	1.22%	1.90%
April		2.03%	0.03%	(0.65%)	1.89%	2.30%
May		3.02%	(0.87%)	(0.68%)	(1.74%)	2.59%
June		0.92%	0.70%	1.20%	(0.66%)	0.85%
July		(0.24%)	0.03%	1.33%	(0.71%)	0.99%
August		0.96%	(0.02%)	0.98%	0.02%	(1.62%)
September		2.63%	0.04%	1.84%	(2.04%)	1.85%
October	0.25%	0.98%	1.04%	(1.45%)	1.37%
November	1.68%	0.56%	2.54%	0.61%	1.81%
December	2.05%	1.85%	1.74%	1.37%	1.96%
Quarterly performance
Q1		2.88%	4.27%	1.22%	4.41%	4.75%
Q2		6.07%	(0.15%)	(0.14%)	(0.54%)	5.83%
Q3		3.37%	0.06%	4.21%	(2.72%)	1.18%
Q4	4.02%	3.43%	5.41%	0.51%	5.22%
Period return	4.02%	16.67%	9.81%	5.88%	6.30%	12.17%

Past performance should not be considered to be a reliable indicator of future performance.

*	Expressed in thousands of United States Dollars

**	Annualized

***	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.

****	Net of all fees

*****	Largest drawdown represents the largest decline in value between two NAV peak values.

Contacts
N. James Tees	Roy Winnick
Executive Vice President	Kekst and Company
jim.tees@maxcapgroup.com	roy-winnick@kekst.com
1-441-295-8800	1-212-521-4842